Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
Leases
The following table is a schedule of future minimum lease payments for office space and certain equipment leased by the Partnership, that had initial or remaining noncancelable lease terms in excess of one year as of December 31, 2012:

For the year ending December 31,	Operating
2013	$6
2014	3
2015	3
2016	2
2017	2
Thereafter	34
Total minimum lease payments	$50

Total rent expense for operating leases, including those leases with terms of less than one year, was $11 million, $3 million, $3 million and $2 million, during the years ended December 31, 2012 and 2011 and the periods from May 26, 2010 to December 31, 2010 and January 1, 2010 to May 25, 2010, respectively.